UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2014 (February 12, 2014)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Halamish 9

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4054

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 12, 2014, LabStyle Innovations Corp. (the “Company”) entered into a definitive Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Buyers”) to raise approximately $4.19 million in gross proceeds, before deducting placement agents’ fees and other estimated offering expenses, in a private placement offering (the “Offering”) of units consisting of an aggregate of (i) 2,226,956 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) and warrants (the “Warrants”) to purchase an aggregate of 1,670,216 shares of Common Stock (such shares, the “Warrant Shares”), representing 75% warrant coverage. The price per unit issued in the Offering is $1.88. The units detach immediately and will not be separate securities of the Company.

After deducting the fees of the placement agent and other estimated offering expenses, the net proceeds to the Company from the Offering will be approximately $3.79 million. The Offering is expected to close on February 18, 2014, subject to the satisfaction of customary closing conditions.

Pursuant to the terms of the Securities Purchase Agreement, the Company will potentially be required to issue additional shares of Common Stock (the “Adjustment Shares”) at a specified time to the Buyers in the event that the price per share of Common Stock in the Offering is greater than the price per share of the Common Stock, calculated as 90% of the average of the ten (10) lowest volume weighted prices of the Common Stock during the twenty (20) trading day period starting immediately following the earlier of the date on which the Shares, Warrants Shares and Adjustment Shares have been registered for resale with the SEC or are able to be sold without restriction under Rule 144 under the Securities Act; provided, that, subject to the terms and conditions of the Securities Purchase Agreement, the Company may be required to issue further additional shares of Common Stock at one or more additional specified times if the additional shares of Common Stock are not freely tradable for certain specified minimum periods.

The Warrants will be immediately exercisable at an exercise price of $2.35 per share and expire five years after the date that the Warrant Shares have been registered for resale with the U.S. Securities and Exchange Commission (the “SEC”) or are able to be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants are subject to adjustment under certain circumstances, including “full ratchet” anti-dilution protection upon the issuance of any Common Stock (including the Adjustment Shares), securities convertible into Common Stock, or certain other issuances at a price below the then-existing exercise price, with certain exceptions. The Warrants contain limitations that prevent the holder of any Warrants from acquiring shares upon exercise of a Warrant that would result in the number of shares beneficially owned by it and its affiliates exceeding 4.99% of the total number of shares of the Company’s Common Stock then issued and outstanding (which limit may be raised to 9.99% upon the request of the holder). In addition, upon certain changes in control of the Company, the holder of a Warrant can elect to receive, subject to certain limitations and assumptions, cash equal to the Black-Scholes value of the outstanding Warrants.

In connection with the Offering, the Company also entered into a Registration Rights Agreement with the Buyers. Pursuant to the terms of the Registration Rights Agreement, the Company granted to the Buyers certain registration rights related to the Shares, Warrants Shares and Adjustment Shares issued and issuable in Offering. The Company is required to file a registration statement for the resale of the Shares, Warrants Shares and Adjustment Shares within 30 days following the closing date of the Offering and to use its reasonable best efforts to cause such registration statement to be declared effective within 60 days following the closing date (or 120 days following the closing date if the SEC determines to review the registration statement). The Company may incur liquidated damages if it does not meet its registration obligations under the Registration Rights Agreement. The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the registration statement.

The Securities Purchase Agreement, Registration Rights Agreement and form of Warrant used in connection with the Offering are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

The securities issued in the offering are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors took the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities

The Company’s press release dated February 13, 2014 announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the relevant information contained therein is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Registration Rights Agreement, dated as of February 12, 2014, by and among the Company and the Buyers named therein.

4.2	Form of Warrant to be issued to the Buyers.

10.1	Securities Purchase Agreement, dated as of February 12, 2014, by and among the Company and the Buyers named therein.

99.1	Press release, dated February 13, 2014, issued by the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the results of the Company’s commercialization efforts) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2014	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Gadi Levin
Name: Gadi Levin
Title: Chief Financial Officer, Treasurer and Secretary